UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: September 7, 2016

STRYKER CORPORATION
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-9165 (Commission File Number)	38-1239739 (IRS Employer Identification No.)

2825 Airview Boulevard, Kalamazoo, Michigan (Address of principal executive offices)		49002 (Zip Code)

Registrant's telephone number, including area code: 269.385.2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On September 7, 2016 Allan C. Golston was designated by the other independent outside directors to serve as Lead Independent Director of Stryker Corporation. Mr Golston has been a member of Stryker’s Board of Directors since 2011 and also serves as Chair of the Audit Committee. He is President, United States Program for the Bill & Melinda Gates Foundation.
In addition, Roch Doliveux, who has been a member of Stryker’s Board of Directors since 2010 and a member of the Compensation Committee since 2011, was appointed Chair of that Committee and Srikant M. Datar, who has been a member of Stryker’s Board of Directors since 2009, became a member of the Compensation Committee and the Governance and Nominating Committee and no longer serves on the Audit Committee, which still has three independent outside directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRYKER CORPORATION
(Registrant)

September 7, 2016	/s/ GLENN S. BOEHNLEIN
Date	Glenn S. Boehnlein
Vice President, Chief Financial Officer